EX. 10.27.7+
CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [*****] INDICATES THAT INFORMATION HAS BEEN OMITTED.

AMENDMENT 5 TO SERVICES AGREEMENT

This Amendment 5 (“Amendment 5”) dated July 24, 2019 (“Amendment 5 Effective Date”) by and between Telenav, Inc. ( “Licensor”) and General Motors Holdings, LLC (“GM”) amends the Services Agreement dated June 13, 2014 (“Services Agreement”) as amended by Amendment #1 on December 5th, 2014, Amendment #2 on March 18th, 2015, Amendment #3 on December 24th, 2015 and Amendment #4 on May 3rd, 2016 (collectively, the “Agreement”). Capitalized terms not otherwise defined herein have the meanings ascribed to them in the Agreement.

BACKGROUND

Whereas, under the Agreement, Licensor provides Licensed Data and Services to GM; and

Whereas, Licensor and GM have agreed to extend the term of the Agreement, as reflected in this Amendment 5 and to make other updating changes to the Agreement.

Now, therefore, in consideration of the covenants and agreements set forth herein, Licensor and GM hereby agree as follows:

1.	Section 15, Term of the Agreement is amended to delete “[*****]” and replace with “[*****]”.

2.
The exhibit to the Services Agreement entitled, Third Party Information Security Requirements (2014) is replaced with the Third Party Information Security Requirements (2018), attached hereto as Appendix A.

3.
The exhibit entitled “Data License Agreement & Services,” is amended at Section 2.3 by deleting “Such License shall survive expiration and termination of this Agreement as necessary to support vehicles and services used in conjunction with vehicles for which the Licensed Data was utilized during the term of this Agreement, for a period of [*****] following the last [*****] date for [*****] in a given [*****]”.

4.	The exhibit entitled “Data License Agreement & Services,” is amended at Section 3, Term, to replace “shall continue to be in effect until [*****]” with “shall continue to be in effect until [*****].”

5.	Exhibit A (Statement of Work) to the exhibit entitled “Data License Agreement & Services,” is amended under Section 2.1.6 [*****], by deleting the following text in its entirety:

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
Amendment 5 to Services Agreement

EX. 10.27.7+
CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [*****] INDICATES THAT INFORMATION HAS BEEN OMITTED.

➢ [*****]

and replacing with the following text:

➢ [*****]

6.
The exhibit entitled “Software Service License Agreement”, is amended at Section 1, Agreement and Term, to replace “shall continue to be in effect until [*****]” with “shall continue to be in effect until [*****].”

7.
Exhibit 7.1(b) to the Data License Agreement & Services entitled, Licensor’s Handling of Personally Identifiable Data, is replaced with the Third Party Data Privacy and Processing Exhibit together with the Subprocessor Signature Page to Data Importer’s Amended and Restated Standard Contractual Clauses (Appendix 1 thereto) which are attached hereto as Appendix B.

Except as modified by this Amendment 5, the Agreement shall remain in full force and effect.
In Witness Whereof, the parties have caused this Amendment 5 to be signed below by their duly authorized representatives as of the Amendment 5 Effective Date set forth above.

Telenav, Inc.                         General Motors Holdings, LLC

By: /s/ Adeel Manzoor____________________        By: /s/ Santiago Chamorro_________________

Name: Adeel Manzoor____________________        Name: Santiago Chamorro_________________

Title: CFO______________________________        Title: Vice Pres__________________________

Date: 10-23-19________        ______        Date: 11-7-19___________________________

Appendix A. Third Party Information Security Requirements (2018)
Appendix B. Third Party Data Privacy and Processing Exhibit and Subprocessor Signature Page to     Data Importer’s Amended and Restated Standard Contractual Clauses

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
Amendment 5 to Services Agreement

EX. 10.27.7+
CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [*****] INDICATES THAT INFORMATION HAS BEEN OMITTED.

[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
Amendment 5 to Services Agreement

EX. 10.27.7+
CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [*****] INDICATES THAT INFORMATION HAS BEEN OMITTED.

[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
Amendment 5 to Services Agreement